SHARE-BASED PAYMENTS	6 Months Ended
Jun. 30, 2021
SHARE-BASED PAYMENTS
SHARE-BASED PAYMENTS

NOTE 5 - SHARE-BASED PAYMENTS:

The following is information on options granted during the six months ended June 30, 2021:

	Number of options granted
	According to the Award Plan			Exercise	Fair value of
	of the Company			price for 1	options on date of
	Other than			ADS ($)	grant in U.S. dollars
Date of BoD	directors (1)	To directors (1)(2)	Total		in thousands (1)(2)(3)
March 2021	40,500	—	40,500	9.44	151
April 2021	2,036,096	310,341	2,346,437	7.08	9,584
May 2021	22,500	—	22,500	7.05	90
	2,099,096	310,341	2,409,437		9,825

1)The options will vest as follows: for directors, employees and consultants of the Company and the Company's subsidiary who had provided services exceeding one year as of the grant date, options will vest in 16 equal quarterly installments over a four-year period. For directors, employees and consultants of the Company and the Company's subsidiary who had not provided services exceeding one year as of the grant date, the options will vest as follows: 1/4 of the options will vest one year following the grant date and the rest over 12 equal quarterly installments. During the contractual term, the options will be exercisable, either in full or in part, from the vesting date until the end of 10 years from the date of grant.

2)The general meeting of the Company’s shareholders held on July 26, 2021 (the “July 2021 AGM”), subsequent to approval of the Company’s BoD, approved the grant of 310,341 options under the Company’s stock options plan to the directors and to the Company's Chief Executive Officer.

3)The fair value of the options was computed using the binomial model and the underlying data used was mainly the following: exercise price of the Company's ADS: $7.05-$9.44, expected volatility: 64.05%-64.06%, risk-free interest rate: 1.58%-1.73% and the expected term was derived based on the contractual term of the options, the expected exercise behavior and expected post-vesting forfeiture rates.

4)	Exchange of options to purchase the Company’s ADSs:
a.	On April 26, 2021, the Company made an offer (the “Exchange Offer”) to eligible option holders (as defined in the offer), subject to specified conditions, to exchange some or all of their outstanding options to purchase ADSs (the “Exchanged Options”) for new options to purchase ADSs (the “New Options”). On May 26, 2021, concurrently with the expiration of the Exchange Offer, the Company granted New Options to purchase 2,805,281 ADSs of the Company, pursuant to the terms of the Exchange Offer and the Company’s Amended and Restated Award Plan (2010).

The New Options have lower exercise price per ADS than the Exchanged Options and subject to meeting certain performance conditions, specified in the Exchange Offer, may be further lowered. Other than the exercise price, each New Option has the same expiration date, vesting schedule and other terms as the Exchanged Options.

b.	The incremental compensation expense recognized by the Company has been measured as the excess of the fair value of each New Option granted, as of the date the New Options were granted, over the fair value of the Exchanged Options, measured immediately prior to the exchange. The total incremental value measured by the Company is approximately $3.5 million, of which $2.9 million were recognized as expense in the six months ended June 30, 2021. The remaining incremental value will be recognized over the remaining vesting period of the New Options.
c.   The incremental compensation expense was computed using the binomial model and the underlying data used was mainly the following: exercise price of the Company's ADS: $4.3-$7.0 expected volatility: 58.8%- 65.28%, risk-free interest rate: 0.01%-2.31% and the expected term was derived based on the contractual term of the options, the expected exercise behavior and expected post-vesting forfeiture rates.